THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

         This Third Amendment to Employment Agreement is made and entered into as of the 2nd day of August, 1999, by and between ATLANTIS PLASTICS, INC., a Florida corporation (the "COMPANY"), and PAUL RUDOVSKY (the "Executive").

                             PRELIMINARY STATEMENTS:

         A. The Company and the Executive are parties to an Employment Agreement, dated as of March 6, 1995, as amended by (i) a letter agreement, dated April 8, 1996 and (ii) a letter agreement, dated February 14, 1997 (the "EMPLOYMENT AGREEMENT"), pursuant to which the Executive serves as the Executive Vice President Finance and Chief Financial Officer of the Company.

         B. The parties desire to amend the Employment Agreement as set forth herein.

         C. Section 10 of the Employment Agreement provides that the Employment Agreement may be modified by an agreement in writing between the parties thereto.

                                   AGREEMENT:

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. PREAMBLE AND RECITALS; DEFINED TERMS. The preamble and recitals hereinabove set forth are incorporated herein and made a part hereof. Except as otherwise provided herein, capitalized terms used in this Third Amendment to Employment Agreement shall have the meanings ascribed thereto in the Employment Agreement.

         2. AMENDMENT TO EMPLOYMENT AGREEMENT.

            (a) Section 2.1 of the Employment Agreement is hereby amended by deleting the reference to "March 5, 2000" therefrom and substituting the date "MARCH 5, 2001" in its complete place and stead.

            (b) Exhibit A to the Employment Agreement, as heretofore amended, is hereby further amended by deleting the phrase "and 1999" and substituting the phrase "1999 AND 2000" in its complete place and stead.

         3. AFFIRMATION. In all other respects the Employment Agreement is affirmed.

         IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to Employment Agreement to be executed as of the date first written above.

                                 ATLANTIS PLASTICS, INC.

                                 By:  ________________________________
                                      Earl W. Powell
                                      Chairman of the Board


                                 ---------------------------
                                 PAUL RUDOVSKY